Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
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Supplement No. 4 dated March 14, 2018
to
Prospectus dated October 30, 2017
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This Supplement No. 4 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 30, 2017, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus and in Supplement No. 2, dated January 5, 2018, before you decide to invest.

On March 13, 2018, Provasi Capital Partners LP, f/k/a Behringer Securities LP (“Provasi”), the dealer manager for the current offering of the common stock of the Company, provided notice to the Company that Provasi is terminating the Dealer Manager Agreement, dated as of November 2, 2016, between the Company and Provasi, with such termination effective as of May 13, 2018.

The Company’s investment activity and operations continue to be guided by professionals from Prospect Capital Management L.P., which manages Prospect Capital Corporation, a business development company traded on the NASDAQ Global Select Market with total assets of approximately $5.92 billion as of December 31, 2017.